UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________________________

SCHEDULE 14A

______________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Under Rule 14a-12

Synergy CHC Corp.
(Name of Registrant as Specified In Its Charter)

_______________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee previously paid with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Vstock Transfer, LLC
18 Lafayette Place
Woodmere, New York 11598

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ANYWHERE PA 99999-9999

ONLINE VOTING

To vote your proxy electronically, please go to https://ts.vstocktransfer.com/pxlogin You must reference your 12-digit control number listed below.

CONTROL #

REQUESTING A PAPER OR ELECTRONIC COPY OF THE PROXY MATERIALS

Have this notice available when you request a paper or electronic copy of the proxy materials:
By telephone please call (toll free) 1-855-987-8625 or by email at: vote@vstocktransfer.com
Please include the company name and your account number in the subject line.

Synergy CHC Corp.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on June 29, 2026.

This is not a ballot. This communication presents only an overview of the more complete Proxy Materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the Proxy Materials before voting.

If you would like to receive a paper or e-mail copy of these documents, you must request one. There is no charge for such documents to be mailed to you. Make your request for a copy as instructed below on or before June 15, 2026 to facilitate a timely delivery.

ACCESSING YOUR PROXY MATERIALS ONLINE

The following Proxy Materials are available to you to review at: **https://ts.vstocktransfer.com/irhlogin/SYNERGYCHC**

- Notice of Annual Meeting of Stockholders;
- Proxy Statement for the Annual Meeting of Stockholders;
- Annual Report on Form 10-K for the year ended December 31, 2025; and
- The Proxy Card and any amendments to the foregoing materials that are required to be furnished to stockholders.

PROXY STATEMENT OVERVIEW

The 2026 Annual Meeting of Stockholders (the "Annual Meeting") of Synergy CHC Corp. (the "Company") will be held virtually on June 29, 2026, at 10:00 a.m., Eastern Time. Stockholders who wish to attend the Virtual Meeting must register in advance at: **https://meeting.vstocktransfer.com/SYNERGYJUNE26**

The proposals to be voted at the meeting are listed below along with the Board of Directors' recommendations.

1. To elect five (5) directors to serve one-year terms expiring in 2027;
2. To ratify the appointment of RBSM LLP as the Company's independent registered public accounting firm for our fiscal year ending December 31, 2026;
3. To approve a proposed amendment to the Synergy CHC Corp. 2024 Equity Incentive Plan (the "2024 Plan") to (A) increase the aggregate number of shares of our common stock, par value $0.00001 per share (the "Common Stock"), available for issuance under the 2024 Plan to 150,000,000 shares of Common Stock and (B) permit the repricing of outstanding awards (as described in this proxy statement);
4. To approve, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d), the full issuance of shares of common stock issuable by the Company upon exercise of the Lender Warrant (as defined in the Proxy Statement); and
5. To approve one or more reverse stock splits at an aggregate ratio of up to 1-for-200.

Note: To transact such other business that is properly presented at the Annual Meeting and any adjournments or postponements thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL DIRECTOR NOMINEES AND "FOR" ALL LISTED PROPOSALS.

PLEASE NOTE - YOU CANNOT VOTE BY RETURNING THIS NOTICE.
To vote your shares, please follow the instructions above.

* SPECIMEN * AC:ACCT9999 90.00

Your Vote Counts! FLASHID-JOB# For complete information and to vote, visit www.ProxyVote.com Control # Ricky Campana P.O. Box 123456 Suite 500 51 Mercedes Way Edgewood, NY 11717 1 OF 2 322,224 148,294 30# Hextone, Inc. P.O. Box 9142 Farmingdale, NY 11735 XXXX XXXX XXXX XXXX SYNERGY CHC CORP. 2026 Annual Meeting Vote by June 28, 2026 11:59 PM ET You invested in SYNERGY CHC CORP. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 29, 2026. Get informed before you vote View the Notice & Proxy Statement, Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to June 15, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # XXXX XXXX XXXX XXXX Smartphone users Point your camera here and vote without entering a control number Vote in Person at the Meeting* June 29, 2026 10:00 AM EDT Virtual *If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com FLASHID-JOB# Control # XXXX XXXX XXXX XXXX THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. SYNERGY CHC CORP. 2026 Annual Meeting Vote by June 28, 2026 11:59 PM ET Voting Items Board Recommends 1. Election of Directors Nominees: 01. Jack Ross 02. Alfred Baumeler 03. J. Paul SoRelle 04. Nitin Kaushal 05. Teresa Thompson 2. To ratify the appointment of RBSM LLP as the Company’s independent registered public accounting firm for our fiscal year ending December 31, 2026. 3. To approve a proposed amendment to the Synergy CHC Corp. 2024 Equity Incentive Plan (the 2024 Plan) to (A) increase the aggregate number of shares of our common stock, par value $0.00001 per share (the Common Stock), available for issuance under the 2024 Plan to 150,000,000 shares of Common Stock and (B) permit the repricing of outstanding awards (as described in the Proxy Statement). 4. To approve, for purposes of complying with Nasdaq Listing Rules 5635(b) and 5635(d), the full issuance of shares of common stock issuable by the Company upon exercise of the Lender Warrant (as defined in the Proxy Statement). 5. To approve one or more reverse stock splits at an aggregate ratio of up to 1-for-200. NOTE: To transact such other business that is properly presented at the Annual Meeting and any adjournments or postponements thereof. Under New York Stock Exchange rules, brokers may vote “routine” matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. We will nevertheless follow your instructions, even if the broker’s discretionary vote has already been given, provided your instructions are received prior to the meeting date. FLASHID-JOB# 1.00000 322,224 148,294